                            MID-CAP GROWTH PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                                                                    NMAAR1121298

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Portfolio
   PORTFOLIO    CO-MANAGERS    JENNIFER    SILVER   AND    BROOKE    COBB   LOVE
SURPRISES -- POSITIVE EARNINGS SURPRISES THAT IS. THEIR RESEARCH REVEALS THAT THE STOCKS OF COMPANIES CONSISTENTLY EXCEEDING CONSENSUS EARNINGS ESTIMATES HAVE TENDED TO BE TERRIFIC PERFORMERS. THEY COMPUTER SCREEN THE MID-CAP GROWTH STOCK UNIVERSE TO ISOLATE STOCKS WHOSE MOST RECENT EARNINGS HAVE BEATEN THE STREET'S EXPECTATIONS. THEY THEN ROLL UP THEIR SLEEVES, AND THROUGH DILIGENT FUNDAMENTAL RESEARCH, STRIVE TO IDENTIFY THOSE COMPANIES MOST LIKELY TO RECORD A STRING OF POSITIVE EARNINGS SURPRISES. THEIR GOAL IS TO INVEST TODAY IN THE FAST GROWING MID-SIZED COMPANIES THAT WILL COMPRISE TOMORROW'S FORTUNE 500.
   1998 was a terrific year for the AMT Mid Cap Growth Portfolio, with returns materially exceeding both the S&P 500* and our S&P MidCap 400/BARRA Growth Index* benchmark. The relatively small size of the fund allowed us to be particularly nimble in this highly volatile market year. Past performance, however, is no guarantee of future results.
   Among our biggest winners were technology holdings Network Associates and Citrix Systems, healthcare investments Watson Pharmaceuticals and Biogen, value retailers Staples and TJX, and Internet stocks Amazon.com and Yahoo!, which were added to the portfolio in the fourth quarter. As always, our biggest losers were companies that failed to meet earnings expectations -- one due to weakening industry fundamentals (General Nutrition), and another because of the failure to get regulatory approval for new products (Dura Pharmaceuticals).
   This year's strong performance was achieved after a very bumpy ride. Like virtually all equity funds, first half gains were wiped out in the third quarter as investors responded to global currency and economic turmoil by dumping stocks. In view of more reasonable valuations and earnings generally insulated from Asian economic weakness, we expected mid-cap growth stocks to hold up better in a broad decline than the more richly priced large-cap multinationals at the top of the market's leader board. However, the credit crunch spawned by the collapse of the Russian ruble and the failure of hedge fund Long Term Capital Management inspired fears that smaller companies would not be able to get the financing necessary to sustain growth, and mid-cap growth stocks were hit even harder than their large-cap counterparts. When three Federal Reserve rate cuts provided much needed liquidity for the financial system, mid-cap growth stocks came roaring back.
   We were confident the companies in our portfolio could weather tighter capital and credit markets without losing momentum. The portfolio's strong third quarter earnings -- up more than 40% on average -- justified our faith in their ability to self-finance growth. Going forward, with sufficient liquidity in the financial system to ease investor concern, in our view, and quite reasonable valuations relative to above-average earnings growth potential, we expect to see lower portfolio volatility.
   With most mid-cap stock indices materially underperforming large-cap benchmarks in 1998, we are compelled to revisit the issue of lagging mid-cap performance. We can't be sure when investors' infatuation with large-cap growth stocks will give way to a greater appreciation of smaller company stocks. We are encouraged by the fact that mid-caps outperformed in the fourth quarter. We are seeing more merger and acquisition activity in the mid-cap sector, as big companies go after smaller fish in their industries. This year, the portfolio held two companies that were taken over (Sun America was bought by AIG and Sofamor Danek was acquired by Medtronic). In early January, 1999

Lucent Technologies announced it was buying Ascend Communications, another of our holdings. Share repurchase activity is also rising as corporate managements take advantage of what they see as value in the stocks of their own companies.
   Fundamentally, our portfolio is right where we want it. The portfolio closed the year trading at 29 times 1999 earnings estimates compared to the S&P 500's P/E of 24. We view this as a modest premium considering our portfolio holdings have an average projected 5-year annualized earnings growth rate of 28 compared to the S&P's 16%.**
   In closing, we are delighted by the portfolio's strong absolute and relative returns in 1998. It will likely to be difficult to match these returns in the year ahead. However, we are confident our focus on stocks with above-average earnings growth records, positive earnings momentum, and reasonable valuations relative to earnings growth rates will continue to be productive over the long term.

Sincerely,

   [/S/ JENNIFER K. SILVER]               [/S/ BROOKE A. COBB]

Jennifer Silver
Brooke Cobb
PORTFOLIO CO-MANAGERS

 *The   S&P  500  Index  is  an  unmanaged  index  generally  considered  to  be representative of stock market activity. The S&P MidCap 400/BARRA Growth Index is a benchmark for mid-cap growth stock performance. It is constructed of companies in the S&P MidCap 400 Index, which is a market-value weighted index for mid-cap stock price movement, with higher price-to-book ratios than the companies in its value index counterpart. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of dividends and capital gain distributions. The Series invests in many securities not included in the above-described indices.

**Based on consensus earnings estimates from First Call, an independent research firm that compiles and distributes Wall Street earnings estimates. There can be no assurance that earnings growth rate estimates will be realized.

  The composition, industries and holdings of the Portfolio are subject to change. The Portfolio is invested in a wide array of securities and no single holding makes up more than a small fraction of its total assets.

  Past performance is no guarantee of future results and shares when redeemed may be worth more or less than their original cost.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  Mid-Cap        S&P Midcap
                                   Growth         400/BARRA
                                Portfolio      Growth index
11/03/1997                        $10,000           $10,000
12/31/1997                        $11,720           $10,197
12/31/1998                        $16,324           $13,751
Average Annual Total Return(1)
                                  Mid-Cap        S&P MidCap
                                   Growth         400/BARRA
                                Portfolio   Growth Index(2)
1 Year                            +39.28%           +34.86%
Life Of Fund                      +52.18%           +31.64%

   Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio-SM- (the "Fund") commenced operations on 11/3/97.
1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P MidCap 400/BARRA Growth Index is a benchmark for mid-cap growth stock performance. It is constructed of companies in the S&P MidCap 400 Index, which is a market-value weighted index for mid-cap stock price movement, with higher price-to-book ratios than the companies in its value index counterpart. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc.-Registered Trademark- and include reinvestment of all dividends and capital gain distributions. The Series invests in many securities not included in the above-described index.

Performance data are historical and include changes in share price and reinvestment of dividends and capital gain distributions. Performance numbers are net of all Fund operating expenses, but do not include any insurance charges or other expenses imposed by your insurance company's variable annuity or variable life insurance policy. If this performance information included the effect of the insurance charges and other expenses, performance numbers would be lower.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

                                                     December 31,
                                                         1998
                                                    --------------
ASSETS
      Investment in Series, at value (Note A)       $  31,092,352
      Receivable for Trust shares sold                     26,445
      Deferred organization costs (Note A)                  8,367
                                                    --------------
                                                       31,127,164
                                                    --------------
LIABILITIES
      Payable for Trust shares redeemed                    86,677
      Accrued expenses                                     11,619
      Payable to administrator -- net (Note B)              4,534
                                                    --------------
                                                          102,830
                                                    --------------
NET ASSETS at value                                 $  31,024,334
                                                    --------------

NET ASSETS consist of:
      Par value                                     $       1,912
      Paid-in capital in excess of par value           25,636,512
      Accumulated net realized gains on investment        691,431
      Net unrealized appreciation in value of
       investment                                       4,694,479
                                                    --------------
NET ASSETS at value                                 $  31,024,334
                                                    --------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                      1,912,244
                                                    --------------

NET ASSET VALUE, offering and redemption price per
  share                                                    $16.22
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

                                                      For the
                                                     Year Ended
                                                    December 31,
                                                        1998
                                                    ------------
INVESTMENT INCOME
    Investment income from Series (Note A)          $   107,870
                                                    ------------
    Expenses:
      Administration fee (Note B)                        40,325
      Shareholder reports                                16,514
      Custodian fees                                     10,000
      Amortization of deferred organization and
       initial offering expenses (Note A)                 2,129
      Trustees' fees and expenses                           602
      Auditing fees                                         226
      Legal fees                                            172
      Registration and filing fees                           29
      Miscellaneous                                         523
      Expenses from Series (Notes A & B)                122,632
                                                    ------------
        Total expenses                                  193,152
      Expenses reimbursed by administrator and
       reduced by custodian fee expense offset
       arrangement (Note B)                             (58,737)
                                                    ------------
        Total net expenses                              134,415
                                                    ------------
        Net investment loss                             (26,545)
                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM
  SERIES (NOTE A)
    Net realized gain on investment securities          721,332
    Change in net unrealized appreciation of
     investment securities                            4,622,074
                                                    ------------
        Net gain on investments from Series (Note
        A)                                            5,343,406
                                                    ------------
        Net increase in net assets resulting from
        operations                                  $ 5,316,861
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

                                                           Period from
                                                           November 3,
                                                              1997
                                                          (Commencement
                                                               of
                                                           Operations)
                                           Year Ended          to
                                          December 31,    December 31,
                                              1998            1997
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    (26,545)   $        669
    Net realized gain on investments
      from Series (Note A)                     721,332          18,405
    Change in net unrealized
      appreciation of investments from
      Series (Note A)                        4,622,074          72,405
                                          -----------------------------
    Net increase in net assets resulting
      from operations                        5,316,861          91,479
                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                         (669)             --
    Net realized gain on investments           (21,761)             --
                                          -----------------------------
    Total distributions to shareholders        (22,430)             --
                                          -----------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold               27,037,611       1,607,670
    Proceeds from reinvestment of
      dividends and distributions               22,430              --
    Payments for shares redeemed            (3,029,285)             (2)
                                          -----------------------------
    Net increase from Trust share
      transactions                          24,030,756       1,607,668
                                          -----------------------------
NET INCREASE IN NET ASSETS                  29,325,187       1,699,147
NET ASSETS:
    Beginning of year                        1,699,147              --
                                          -----------------------------
    End of year                           $ 31,024,334    $  1,699,147
                                          -----------------------------
    Accumulated undistributed net
      investment income at end of year    $         --    $        669
                                          -----------------------------
NUMBER OF TRUST SHARES:
    Sold                                     1,992,565         144,925
    Issued on reinvestment of dividends
      and distributions                          1,799              --
    Redeemed                                  (227,045)             --
                                          -----------------------------
    Net increase in shares outstanding       1,767,319         144,925
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Fund had no operations until November 3, 1997, other than matters relating to its organization and registration as a series of the Trust. The Trust is currently comprised of seven separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in AMT Mid-Cap Growth Investments (the "Series"), a series of Advisers Managers Trust having the same investment objective and policies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series (100% at December 31, 1998). The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Series at value. Investment securities held by the Series are valued as indicated in the notes following the Series' Schedule of Investments.
3) FEDERAL INCOME TAXES: The Funds are treated as separate entities for Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, the Fund paid no Federal income taxes and no provision for Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Series expenses, daily on its investment in the Series. Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio

5) ORGANIZATION EXPENSES: Expenses incurred by the Fund in connection with its organization are being amortized by the Fund on a straight-line basis over a five-year period. At December 31, 1998, the unamortized balance of such expenses amounted to $8,367.
6) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of the Series are allocated pro rata among the Fund and any other investors in the Series.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.
   The Fund retains Neuberger Berman Management Incorporated ("Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Series (see Note B of Notes to Financial Statements of the Series).
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has voluntarily undertaken to limit the Fund's expenses by reimbursing the Fund for its operating expenses plus its pro rata share of its Series' operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1% per annum of the Fund's average daily net assets (the "Expense Limitation"). This undertaking is subject to termination by Management upon at least 60 days' prior written notice to the Fund. For the year ended December 31, 1998, such excess expenses amounted to $58,074. The Fund has agreed to repay Management through December 31, 1999, for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Series. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/ or directors of Management.
   The Series has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Series and Morgan Stanley & Co. Incorporated ("Morgan"), Morgan has agreed to reimburse the Series for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statement of Operations under the caption Expenses from Series, was a reduction of $247 and $416.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended December 31, 1998, additions and reductions in the Fund's investment in its Series amounted to $26,626,899 and $2,437,536, respectively.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its Series' Financial Statements and notes thereto.(2)

                                                                            Period from
                                                                            November 3,
                                                        Year Ended            1997(3)
                                                       December 31,       to December 31,
                                                           1998                1997
                                                    -------------------------------------
Net Asset Value, Beginning of Year                         $11.72             $10.00
                                                    -------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                             (.03)               .01
    Net Gains or Losses on Securities (both
     realized and unrealized)                                4.61               1.71
                                                    -------------------------------------
      Total From Investment Operations                       4.58               1.72
                                                    -------------------------------------
Less Distributions
    Dividends (from net investment income)                   (.01)                --
    Distributions (from net capital gains)                   (.07)                --
                                                    -------------------------------------
      Total Distributions                                    (.08)                --
                                                    -------------------------------------
Net Asset Value, End of Year                               $16.22             $11.72
                                                    -------------------------------------
Total Return(4)                                            +39.28%            +17.20%(5)
                                                    -------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                  $ 31.0             $  1.7
                                                    -------------------------------------
    Ratio of Gross Expenses to Average Net
     Assets(6)                                               1.00%              1.05%(7)
                                                    -------------------------------------
    Ratio of Net Expenses to Average Net Assets(8)           1.00%              1.00%(7)
                                                    -------------------------------------
    Ratio of Net Investment Income (Loss) to
     Average Net Assets                                      (.20%)              .83%(7)
                                                    -------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust                     December 31, 1998
--------------------------------------------------------------------------------
          Mid-Cap Growth Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Series' income and expenses.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) The date investment operations commenced.
4) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.
5) Not annualized.
6) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
7) Annualized.
8) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                             Period from
                            Year Ended    November 3, 1997
                           December 31,    to December 31,
                               1998             1997
-----------------------------------------------------------
Net Expenses                     1.43%           17.73%
                           --------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Mid-Cap Growth Portfolio

   We have audited the accompanying statement of assets and liabilities of Mid-Cap Growth Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid-Cap Growth Portfolio of Neuberger Berman Advisers Management Trust at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 29, 1999

SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1998

--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments

 Number                                      Market
of Shares                                   Value(1)
---------                                  -----------
           COMMON STOCKS (91.6%)
BUSINESS SERVICES (7.3%)
   17,200  Avis Rent A Car                 $   416,025(2)
   12,800  Cambridge Technology Partners       283,200(2)
    3,900  International Network Services      259,350(2)
   20,900  Modis Professional Services         303,050(2)
    2,700  Robert Half International           120,656(2)
   15,400  Saville Systems ADR                 292,600(2)
    6,100  Sterling Commerce                   274,500(2)
    6,100  Valassis Communications             314,913(2)
                                           -----------
                                             2,264,294
                                           -----------
CAPITAL GOODS (6.7%)
   14,500  Herman Miller                       389,688
   11,200  Mettler-Toledo International        314,300(2)
   27,900  Republic Services                   514,406(2)
    9,400  Sanmina Corp.                       587,500(2)
    4,900  SCI Systems                         282,975(2)
                                           -----------
                                             2,088,869
                                           -----------
COMMUNICATIONS (8.0%)
   10,000  American Tower                      295,625(2)
   14,000  ICG Communications                  301,000(2)
    5,400  Infoseek Corp.                      266,625(2)
   12,400  Intermedia Communications           213,900(2)
    5,500  Netscape Communications             334,125(2)
   13,000  RSL Communications                  383,500(2)
    3,500  Uniphase Corp.                      242,812(2)
   10,000  USWeb Corp.                         263,750(2)
      800  Yahoo! Inc.                         189,550(2)
                                           -----------
                                             2,490,887
                                           -----------
CONSUMER CYCLICALS (17.8%)
    5,100  Abercrombie & Fitch                 360,825(2)
    1,700  Amazon.com                          546,125(2)
    6,400  Dollar Tree Stores                  279,600(2)
   13,300  Furniture Brands International      362,425(2)

 Number                                      Market
of Shares                                   Value(1)
---------                                  -----------
    7,500  Hayes Lemmerz International     $   226,406(2)
   16,100  Lennar Corp.                        406,525
   11,800  Linens 'n Things                    467,575(2)
    8,200  Office Depot                        302,888(2)
   12,450  Outdoor Systems                     373,500(2)
   13,600  Staples, Inc.                       594,150(2)
   12,300  Sylvan Learning Systems             375,150(2)
   20,500  TJX Cos.                            594,500
   13,900  Tower Automotive                    346,631(2)
   10,200  Travel Services International       311,100(2)
                                           -----------
                                             5,547,400
                                           -----------
CONSUMER STAPLES (8.1%)
    6,900  American Italian Pasta              181,988(2)
   10,300  Brinker International               297,413(2)
    9,800  Capstar Broadcasting                224,175(2)
   12,300  Chancellor Media                    588,862(2)
   15,290  CKE Restaurants                     450,099
    3,500  Estee Lauder                        299,250
    9,500  Suiza Foods                         483,906(2)
                                           -----------
                                             2,525,693
                                           -----------
FINANCIAL SERVICES (7.9%)
    6,100  Donaldson, Lufkin & Jenrette        250,100
    3,400  EXEL Ltd.                           255,000
    7,800  Finova Group                        420,712
    3,500  Firstar Corp.                       326,375
   12,000  GreenPoint Financial                421,500
    6,700  Nationwide Financial Services       346,306
    9,400  North Fork Bancorp.                 225,013
    3,600  UNUM Corp.                          210,150
                                           -----------
                                             2,455,156
                                           -----------
HEALTH CARE (13.4%)
   19,900  Alternative Living Services         681,575(2)
    5,500  Biogen, Inc.                        456,500(2)

Advisers Managers Trust                                        December 31, 1998

--------------------------------------------------------------------------------

          AMT Mid-Cap Growth Investments

 Number                                      Market
of Shares                                   Value(1)
---------                                  -----------
    7,500  C. R. Bard                      $   371,250
    7,300  Elan Corp. ADR                      507,806(2)
   14,400  Omnicare, Inc.                      500,400
    5,600  Quintiles Transnational             298,900(2)
   16,300  Safeskin Corp.                      393,237(2)
   13,700  STERIS Corp.                        389,594(2)
    2,500  Sunrise Assisted Living             129,688(2)
    6,800  Watson Pharmaceuticals              427,550(2)
                                           -----------
                                             4,156,500
                                           -----------
TECHNOLOGY (19.8%)
    6,800  Altera Corp.                        413,950(2)
    5,700  Ascend Communications               374,775(2)
    8,100  BMC Software                        360,956(2)
    9,800  Cadence Design Systems              291,550(2)
    7,600  Citrix Systems                      737,675(2)
    9,200  Compuware Corp.                     718,750(2)
    4,700  Intuit Inc.                         340,750(2)
   15,500  J.D. Edwards                        439,812(2)
    8,800  Level One Communications            312,400(2)
    6,500  Maxim Intergrated Products          283,969(2)
    5,200  Micron Technology                   262,925(2)
    8,200  Network Appliance                   369,000(2)
    9,600  Network Associates                  636,000(2)
    3,600  PMC-Sierra                          227,250(2)
    6,500  VERITAS Software                    389,594(2)
                                           -----------
                                             6,159,356
                                           -----------
TRANSPORTATION (1.0%)
    6,200  Kansas City Southern
           Industries                          304,963
                                           -----------
UTILITIES (1.6%)
   10,300  AES Corp.                           487,962(2)
                                           -----------
           TOTAL COMMON STOCKS
           (COST $23,786,598)               28,481,080
                                           -----------
Principal                                    Market
 Amount                                     Value(1)
---------                                  -----------
           U.S. TREASURY SECURITIES
           (7.9%)
$2,495,000 U.S. Treasury Bills,
           4.35%-4.46%, due
           1/21/99-4/29/99
           (COST $2,474,507)               $ 2,474,504
                                           -----------
           REPURCHASE AGREEMENTS
           (3.9%)
1,200,000  State Street Bank and Trust
           Co. Repurchase Agreement,
           4.50%, due 1/4/99, dated
           12/31/98, Maturity Value
           $1,200,600, Collateralized by
           $875,000 U.S. Treasury Bonds,
           8.50%, due 2/15/20 (Collateral
           Value $1,238,808)
           (COST $1,200,000)                 1,200,000(3)
                                           -----------
           SHORT-TERM INVESTMENTS
           (16.1%)
4,997,321  N&B Securities Lending Quality
           Fund, LLC (COST $4,997,321)       4,997,321(3)
                                           -----------
           TOTAL INVESTMENTS (119.5%)
           (COST $32,458,426)               37,152,905(4)
           Liabilities, less cash,
           receivables and other assets
           [(19.5%)]                        (6,060,552)
                                           -----------
           TOTAL NET ASSETS (100.0%)       $31,092,353
                                           -----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments
1) Investment securities of the Series are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Series values all other securities by a method the trustees of Advisers Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) At cost, which approximates market value.
4) At December 31, 1998, the cost of investments for Federal income tax purposes was $32,671,861. Gross unrealized appreciation of investments was $5,571,618 and gross unrealized depreciation of investments was $1,090,574, resulting in net unrealized appreciation of $4,481,044, based on cost for Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments

                                                     December 31,
                                                         1998
                                                    --------------
ASSETS
      Investments in securities, at market value*
       (Note A) -- see Schedule of Investments      $  37,152,905
      Cash                                                 14,042
      Receivable for securities sold                      181,445
      Dividends and interest receivable                    57,163
      Deferred organization costs (Note A)                 10,853
      Prepaid expenses and other assets                       754
                                                    --------------
                                                       37,417,162
                                                    --------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                         4,997,321
      Payable for securities purchased                  1,254,052
      Accrued expenses                                     60,757
      Payable to investment manager (Note B)               12,679
                                                    --------------
                                                        6,324,809
                                                    --------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $  31,092,353
                                                    --------------

NET ASSETS consist of:
      Paid-in capital                               $  26,397,874
      Net unrealized appreciation in value of
       investment securities                            4,694,479
                                                    --------------
NET ASSETS                                          $  31,092,353
                                                    --------------
*Cost of investments                                $  32,458,426
                                                    --------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments

                                                      For the
                                                     Year Ended
                                                    December 31,
                                                        1998
                                                    ------------
INVESTMENT INCOME
    Income:
      Dividend income                               $    17,177
      Interest income                                    90,693
                                                    ------------
        Total income                                    107,870
                                                    ------------
    Expenses:
      Investment management fee (Note B)                 73,978
      Custodian fees (Note B)                            33,740
      Accounting fees                                    10,000
      Amortization of deferred organization and
       initial offering expenses (Note A)                 2,407
      Auditing fees                                       1,065
      Trustees' fees and expenses                           607
      Insurance expense                                      53
      Legal fees                                              5
      Miscellaneous                                         777
                                                    ------------
        Total expenses                                  122,632
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                         (663)
                                                    ------------
        Total net expenses                              121,969
                                                    ------------
        Net investment loss                             (14,099)
                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investment securities
     sold                                               721,332
    Change in net unrealized appreciation of
     investment securities                            4,622,074
                                                    ------------
        Net gain on investments                       5,343,406
                                                    ------------
        Net increase in net assets resulting from
        operations                                  $ 5,329,307
                                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments

                                                           Period from
                                                           November 3,
                                                              1997
                                                          (Commencement
                                                               of
                                                           Operations)
                                           Year Ended          to
                                          December 31,    December 31,
                                              1998            1997
                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment loss                   $    (14,099)   $     (3,265)
    Net realized gain on investments           721,332          18,405
    Change in net unrealized
      appreciation of investments            4,622,074          72,405
                                          -----------------------------
    Net increase in net assets resulting
      from operations                        5,329,307          87,545
                                          -----------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                               26,626,899       1,486,140
    Reductions                              (2,437,536)             (2)
                                          -----------------------------
    Net increase in net assets resulting
      from transactions in investors'
      beneficial interests                  24,189,363       1,486,138
                                          -----------------------------
NET INCREASE IN NET ASSETS                  29,518,670       1,573,683
NET ASSETS:
    Beginning of year                        1,573,683              --
                                          -----------------------------
    End of year                           $ 31,092,353    $  1,573,683
                                          -----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: AMT Mid-Cap Growth Investments (the "Series") is a separate operating series of Advisers Managers Trust ("Managers Trust"), a New York common law trust organized as of May 24, 1994. The Series had no operations until November 3, 1997, other than matters relating to its organization and registration as a series of Managers Trust. Managers Trust is currently comprised of seven separate operating series. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Series' Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Series becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each series of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each series will be treated as a partnership for Federal income tax purposes and is therefore not subject to Federal income tax.
5) ORGANIZATION EXPENSES: Expenses incurred by the Series in connection with its organization are being amortized by the Series on a straight-line basis over a five-year period. At December 31, 1998, the unamortized balance of such expenses amounted to $10,853.
6) EXPENSE ALLOCATION: Expenses directly attributable to a series are charged to that series. Expenses not directly attributed to a series are allocated, on the basis of relative net assets, to each of the series of Managers Trust.
7) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Series makes security loans. The Series will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. Prior to June 1, 1998, the Series made securities loans to Neuberger Berman, LLC ("Neuberger"), the Series' principal broker and sub-adviser. These loans were made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Series received cash as collateral against the lent securities, which was maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Series received income earned on the lent securities and a portion of the income earned on the cash collateral. During the year ended December 31, 1998, the Series lent securities to Neuberger.

Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments
   Effective June 1, 1998, the Series entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Series receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Series invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company pursuant to guidelines approved by Managers Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Series receives a fee, payable monthly, negotiated by the Series and Morgan, based on the number and duration of the lending transactions. At December 31, 1998, the value of the securities loaned and the value of the collateral were $4,899,345 and $4,997,321, respectively.
8) REPURCHASE AGREEMENTS: The Series may enter into repurchase agreements with institutions that the Series' investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Series retains Neuberger Berman Management Incorporated ("Management") as its investment manager under a Management Agreement. For such investment management services, the Series pays Management a fee at the annual rate of 0.55% of the first $250 million of the Series' average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Series. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Series. Several individuals who are officers and/or trustees of Managers Trust are also principals of Neuberger and/or officers and/or directors of Management.
   The Series has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between the Series and Morgan, Morgan has agreed to reimburse the Series for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $247 and $416.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended December 31, 1998, there were purchase and sale transactions (excluding short-term securities) of $34,626,861 and $13,053,015, respectively.
   During the year ended December 31, 1998, brokerage commissions on securities transactions amounted to $37,363, of which Neuberger received $18,697, and other brokers received $18,666.
   In addition, Neuberger's share of the total interest income earned for the year ended December 31, 1998, from the collateralization of securities loaned to or through Neuberger was $354.

Advisers Managers Trust                                        December 31, 1998
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments

NOTE D -- COMBINED LINE OF CREDIT:
   Effective June 1, 1998, the Series was a holder of an unsecured $100,000,000 combined line of credit with State Street Bank and Trust Company, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Series has agreed to pay its pro rata share, based on the ratio of its net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that the Series will have access to the entire $100,000,000 at any particular time. The Series had no loans outstanding pursuant to this line of credit at December 31, 1998, nor had the Series utilized this line of credit at anytime prior to that date.

FINANCIAL HIGHLIGHTS
Advisers Managers Trust
--------------------------------------------------------------------------------
          AMT Mid-Cap Growth Investments

                                                                         Period from
                                                                         November 3,
                                                       Year Ended          1997(1)
                                                      December 31,     to December 31,
                                                          1998               1997
                                                    -----------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                                      .91%              5.97%(3)
                                                    -----------------------------------
    Net Expenses                                           .91%              5.92%(3)
                                                    -----------------------------------
    Net Investment Loss                                   (.10%)            (4.08%)(3)
                                                    -----------------------------------
Portfolio Turnover Rate                                    106%                20%
                                                    -----------------------------------
Net Assets, End of Year (in millions)                    $31.1               $1.6
                                                    -----------------------------------

1) The date investment operations commenced.

2) The Series is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Advisers Managers Trust and
Owners of Beneficial Interest of AMT Mid-Cap Growth Investments

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AMT Mid-Cap Growth Investments, one of the series constituting the Advisers Managers Trust (the "Trust"), as of December 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMT Mid-Cap Growth Investments of Advisers Managers Trust at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                                [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 29, 1999